Exhibit A
                                                             To Credit Agreement

                                    FORM OF
                              REVOLVING LOAN NOTE


$15,000,000                                                   As of May 22 1995


     FOR VALUE RECEIVED, the undersigned MENTOR CORPORATION, a Minnesota corporation ("Borrower"), hereby unconditionally promises to pay to the order of SANWA BANK CALIFORNIA ("Lender") the unpaid principal amount of each Loan made by Lender under the Credit Agreement referred to below in accordance with the provisions of such Credit Agreement, provided that on or before the Loan Maturity Date, Borrower shall pay in full the unpaid principal amount of all Loans made by Lender to Borrower under the Credit Agreement referred to below.

     Borrower also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of May 22, 1995 entered into among Borrower and Lender (as the same may be amended from time to time, the "Credit Agreement"), and to pay all sums owed to Lender under the Credit Agreement. Any amounts not paid when due under this Note shall bear interest at the rate specified in the Credit Agreement.

     All payments of principal and interest shall be made to Lender in United States Dollars in immediately available funds at 15165 Ventura Boulevard, #445, Sherman Oaks, California 91403.

     The type, amounts and dates of all Loans and the amounts and dates of all payments and prepayment hereon shall be endorsed by the holder hereof on a schedule to be attached hereto; provided, however, that the failure by the holder to make such endorsements shall in no way detract from Borrower's obligations hereunder.

     This Note is the "Note" referred to in the Credit Agreement and is subject to the terms and conditions thereof. The Credit Agreement provides, inter alia, for the prepayment in whole or in part hereof or the acceleration of the maturity hereof upon the occurrence of certain events stated therein and for the payment of attorneys' fees incurred to enforce payment hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned in the Credit Agreement.
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     This Note shall be governed by, and  construed  and enforced in  accordance with, the laws of the State of California.

                                   Mentor Corporation, a Minnesota corporation



                                   By: /s/  GARY E. MISTLIN

                                   Print Name:   Gary E. Mistlin

                                   Title:   Vice President of Finance/Treasurer